                        ANNUAL REPORT / OCTOBER 31 2000

                               AIM BLUE CHIP FUND

                                 [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------


                       THE SWING BY PIERRE-AUGUSTE RENOIR

          RENOIR BEGAN HIS CAREER AS A PAINTER IN A PORCELAIN FACTORY,

         GAINING EXPERIENCE WITH THE COLORS THAT WOULD DISTINGUISH HIS

             IMPRESSIONIST WORK AND LEARNING THE IMPORTANCE OF GOOD

          CRAFTSMANSHIP. HIS PAINTINGS ARE AMONG THE BEST-KNOWN IN THE

           WORLD FOR THEIR SIGNIFICANCE AND VALUE--AS ARE MANY OF THE

                BLUE-CHIP COMPANIES IN WHICH THIS FUND INVESTS.

                     -------------------------------------

AIM Blue Chip Fund is for shareholders who seek long-term growth of capital with a secondary objective of current income by investing in a relatively conservative investment portfolio that contains the stocks of top-performing companies within designated business sectors.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Blue Chip Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o In addition to the returns as of the close of the fiscal year found on page 4, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/00, the most recent calendar quarter-end, which were:

================================================================================
CLASS A SHARES
  Inception (2/4/87)      14.91%
  10 Years                18.29
  5 Years                 21.94
  1 Year                  15.73

CLASS B SHARES
  Inception (10/1/96)     22.23%
  1 Year                  16.60

CLASS C SHARES
  Inception (8/4/97)      17.72%
  1 Year                  20.63
================================================================================

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Russell 1000 Index represents the performance of the stocks of large-capitalization companies.
o   The unmanaged Standard and Poor's Composite Index of 500 Stocks (the S&P
    500) represents the performance of the U.S. stock market.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                               AIM BLUE CHIP FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    It's an honor to address you as the AIM Funds' new chairman.
                    I feel privileged to succeed Ted Bauer, who recently retired
     [PHOTO OF      from the funds' board and will soon retire as A I M
      Robert H.     Management Group's chairman after a long, successful career
       Graham       in the investment industry. Ted has always shown the highest
    APPEARS HERE]   degree of integrity and commitment to excellence, and I have always admired him. I'm also proud to be part of the team that launched AIM almost 25 years ago. From the beginning, AIM has been a very people-oriented, service-minded company, and I plan to carry on the tradition for our shareholders, financial advisors and employees.

                    UNCERTAIN MARKETS
                    The markets this year have been particularly volatile and confusing for many investors, especially for those who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 was down 1.81% year-to-date as of October 31, 2000. But market returns in the 20% to 30% range, such as we have seen in recent years, are not typical. If you expect these kinds of returns every year, you'll be disappointed. Historically, markets decline in one out of every four years. What we're seeing now is a normal downturn.
    This appears to be a worldwide trend. Throughout 2000, overseas markets generally have been more turbulent than their U.S. counterpart.

REASONS FOR OPTIMISM
While investors may need to temper their expectations, there are plenty of reasons to be optimistic. Economic fundamentals remain strong, and many believe that the Federal Reserve Board may have succeeded in bringing the economy to a "soft landing." Gross domestic product growth slowed to 2.4% in the third quarter from the rapid pace of about 7% a year ago. With this slowdown, it seems unlikely that the Fed will raise interest rates in the near future, and stable interest rates provide a solid environment for both stocks and bonds.
    In Europe, the region's economic and investment future continues to look bright despite the weak euro. Restructuring, merger activity and tax reform bode well for European economies. In Asia, most analysts think the continuing strength of the U.S. economy will help boost Asian stock markets.

THE VALUE OF ADVICE
The current environment illustrates the value of professional money management. Knowing when to buy and sell takes expertise and discipline even in the best of markets. During downturns, many investors may be tempted to make decisions based on emotions instead of strategy. The wisest choice is to rely on a professional money manager to make these decisions for you.
    In these uncertain times, it's important to keep market volatility in perspective. Mutual fund investing should be a long-term endeavor. Remember why you're investing, whether it's for your retirement or your child's education, and think about your time frame. If you're unsure about whether your investments can meet your goals, visit your financial advisor for help.
    In the following pages, your fund's portfolio managers discuss market activity, how they managed your fund during the fiscal year and their near-term outlook. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman

                     -------------------------------------

                                  THE CURRENT

                                  ENVIRONMENT

                             ILLUSTRATES THE VALUE

                                OF PROFESSIONAL

                               MONEY MANAGEMENT.

                              KNOWING WHEN TO BUY

                                 AND SELL TAKES

                                 EXPERTISE AND

                             DISCIPLINE EVEN IN THE

                                BEST OF MARKETS.

                     -------------------------------------

                               AIM BLUE CHIP FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


AIM BLUE CHIP FUND OVERCOMES MARKET VOLATILITY, BEATS INDEXES


HOW DID AIM BLUE CHIP FUND PERFORM?
For the fiscal year ended October 31, 2000, AIM Blue Chip Fund performed well despite the volatility that affected stock markets during most of 2000. The fund's total return was 11.60%, 10.87% and 10.83% for Class A, Class B and Class C shares, respectively--surpassing the fund's benchmark, the Russell 1000 Index, which returned 9.06%. Returns for the fund were calculated at net asset value, that is, excluding sales charges.
    The fund's performance for the entire fiscal year includes significant gains made in late 1999 and early 2000 when the stock market performed quite strongly; during the second half of the fiscal year, performance was adversely affected by the sell-off of technology stocks and other market difficulties. Nonetheless, the fund's total net assets increased from $4.54 billion on October 31, 1999 to $6.63 billion at the close of the fiscal year.

WHAT WERE THE MAJOR TRENDS IN THE FINANCIAL MARKETS?
U.S. stock markets were volatile for most of 2000, with significant sell-offs in March through May and again in August through October. In the spring, investors worried that the Federal Reserve Board (the Fed) would continue raising interest rates to slow torrid economic growth and to forestall inflation. The Fed raised the federal funds rate (the rate banks charge one another for overnight loans) from 6.0% to 6.5% in May--the sixth increase since June 1999. But with data showing that economic growth was slowing and that inflation was in check, the Fed kept rates unchanged at its June, August and October meetings.
    Early in 2000, investors became concerned that many technology stocks that had propelled the markets higher in 1999 might have become overvalued. In late summer and fall, rising oil prices and Middle East tensions made investors skittish, sparking a second major stock-market sell-off. Investors also became concerned about a string of corporate earnings warnings and disappointing third-quarter earnings announcements by a number of major corporations.
Higher oil prices and a weak euro negatively affected corporate profits.

GIVEN MARKET VOLATILITY, HOW DID YOU MANAGE THE FUND?
In keeping with our time-tested investment style, the fund benefited from its exposure to both growth and value stocks and from its required representation across all sectors. We reduced the fund's holdings from 93 to 76 stocks during the course of the fiscal year, choosing to concentrate on those stocks in which we were most confident. Indeed, while the fund's overall portfolio remained broadly diversified across all sectors, its top 10 holdings rose from less than 25% to just over 31% of the total portfolio, based on total net assets.

WHAT SECTORS HELPED AND HURT FUND PERFORMANCE?
Throughout the fiscal year, the fund remained overweighted in technology stocks. We continue to believe that the stocks of strong, well-established technology companies have long-term appreciation potential. While tech stocks overall performed poorly for the second half of the fiscal year, many of the fund's holdings added value to the fund. That's because the fund has avoided many overpriced, profitless technology stocks that were hardest hit during the year's tech correction.
    Health-care stocks generally, and major pharmaceutical stocks in particular, contributed positively to fund performance, as did the fund's utility and capital-goods stocks. Shareholders further benefited from the fund's underweighted position in communication-services, basic-materials and consumer-staples stocks.
    While the fund reduced its consumer-cyclical holdings as the rise in oil prices and concerns about inflation caused a

================================================================================

FUND VS. INDEX

For the fiscal year ended 10/31/00,
excluding sales charges
================================================================================
FUND CLASS A SHARES              11.60%

FUND CLASS B SHARES              10.87%

FUND CLASS C SHARES              10.83%

RUSSELL 1000 INDEX                9.06%
================================================================================

================================================================================

GROWTH OF NET ASSETS
in billions
================================================================================
10/31/99                         $4.54

10/31/00                         $6.63
================================================================================

          See important fund and index disclosures inside front cover.

                               AIM BLUE CHIP FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


slowdown in consumer spending, this sector adversely affected overall fund performance.

WHAT WERE SOME OF THE FUND'S TOP HOLDINGS?
The fund's major holdings at the close of the fiscal year included:
o General Electric--a diversified company that produces everything from locomotives and household appliances to nuclear reactors and medical-imaging equipment. Half its sales come from its financial arm, GE Capital Services.
o EMC--the leading maker of mainframe computer disk-memory hardware and software. While storage hardware accounts for about 80% of its sales, EMC continues to boost its presence in software and related services.
o American International Group--one of the world's largest insurance companies. AIG is a leading provider of property/ casualty, life and specialty insurance and is a growing presence in financial services and asset management.
o Citigroup--formed by the merger of one of the world's largest banks (Citicorp) and one of the world's largest insurers (Travelers Group). The world's largest financial-services company, Citigroup offers credit card, banking, insurance and investment services in some 100 countries.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?
At the close of the fiscal year, we remained cautiously optimistic about the direction of the U.S. economy. While economic growth is slowing, the economy continues to grow at a sustainable pace. Unemployment dropped to 3.9% in September--matching a 30-year low. Consumer spending continues to grow, albeit at a somewhat more subdued pace than last year, and except for the potential threat of higher oil prices, inflation remains in check. Corporate profits, while declining, remain impressive; indeed, fourth-quarter profits among S&P 500 companies are expected to grow from year-ago levels. And the federal government's record $236 billion budget surplus for fiscal year 2000 will allow it to continue to retire debt and reduce its future borrowing costs.
    Interest rates seem to have stabilized as the Fed has taken a respite from its string of interest-rate increases, which have roiled the markets for more than a year. However, because of a degree of uncertainty surrounding short-term economic trends and international developments, markets may continue to be volatile. In such an environment, we believe the fund is well positioned because of its broad diversification and long-term investment strategy.

[ART WORK]

PORTFOLIO COMPOSITION

As of 10/31/00, based on total net assets

=========================================================================================================
TOP 10 EQUITY HOLDINGS                            TOP 10 INDUSTRIES
---------------------------------------------------------------------------------------------------------
 1. General Electric Co.                5.24%      1. Health Care (Drugs - Major Pharmaceuticals)   9.16%
 2. Cisco Systems, Inc.                 3.70       2. Computers (Software & Services)               7.75
 3. Pfizer Inc.                         3.55       3. Electrical Equipment                          6.62
 4. Tyco International Ltd. (Bermuda)   3.16       4. Financial (Diversified)                       6.02
 5. EMC Corp.                           2.96       5. Communications Equipment                      5.94
 6. Sun Microsystems, Inc.              2.84       6. Manufacturing (Diversified)                   4.01
 7. American International Group, Inc.  2.66       7. Computers (Hardware)                          3.98
 8. Citigroup Inc.                      2.50       8. Computers (Networking)                        3.70
 9. Exxon Mobil Corp.                   2.46       9. Retail (General Merchandise)                  3.19
10. VERITAS Software Corp.              2.34      10. Electronics (Semiconductors)                  3.01

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
=========================================================================================================

                      -------------------------------------

                            READ THIS REPORT ONLINE!

                      Early in 2001, a new service will be

                     available--electronic delivery of fund

                    reports and prospectuses. Soon, you can

                    read the same AIM report you are reading

                     now--online. Once you sign up for the

                    service, we will send you a link to the

                  report via e-mail. If you choose to receive

                  your reports online, you will not receive a

                     paper copy by mail. You may cancel the

                 service at any time by visiting our Web site.

                          Please visit our Web site at

                      www.aimfunds.com and go to "Your AIM

                    Account." Log into your account and then

                   click on the "View Other Account Options"

                     dropdown menu and select "eDelivery."

                      -------------------------------------

          See important fund and index disclosures inside front cover.

                               AIM BLUE CHIP FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM BLUE CHIP FUND VS. BENCHMARK INDEX

2/4/87-10/31/00

in thousands
================================================================================
                 AIM Blue Chip                Russell
              Fund, Class A Shares          1000 Index
--------------------------------------------------------------------------------
2/87               $9,451.00                $10,000.00
10/87               8,861.00                  9,202.00
10/88               9,612.00                 10,640.00
10/89              11,360.00                 13,405.00
10/90              11,770.00                 12,133.00
10/91              14,997.00                 16,572.00
10/92              16,498.00                 18,355.00
10/93              17,314.00                 21,252.00
10/94              18,788.00                 21,944.00
10/95              23,265.00                 27,828.00
10/96              28,971.00                 34,207.00
10/97              37,432.00                 45,098.00
10/98              45,190.00                 53,988.00
10/99              58,298.00                 67,800.00
10/00              65,059.00                 73,941.00

Source: Lipper, Inc.
Past performance cannot guarantee comparable future results.
================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
The chart compares your fund's Class A shares to a benchmark index. It is intended to give you an idea of how your fund performed compared to this index over the period 2/4/87-10/31/00. (Data for the index is for the period 1/31/87-10/31/00.)

    It is important to understand the differences between your fund and this index. An index measures the performance of a hypothetical portfolio. A market index such as the Russell 1000 Index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/00, including sales charges

================================================================================
CLASS A SHARES
  Inception (2/4/87)                 14.61%
  10 Years                           18.04
  5 Years                            21.53
  1 Year                              5.45*
  *11.60%, excluding sales charges

CLASS B SHARES
  Inception (10/1/96)                21.10%
  1 Year                              5.87*
  *10.87%, excluding CDSC

CLASS C SHARES
  Inception (8/4/97)                 16.29%
  1 Year                              9.83*
  *10.83%, excluding CDSC
================================================================================

YOUR FUND'S TOTAL RETURN INCLUDES SALES CHARGES, EXPENSES AND MANAGEMENT FEES. THE PERFORMANCE OF THE FUND'S CLASS B AND CLASS C SHARES WILL DIFFER FROM THAT OF ITS CLASS A SHARES DUE TO DIFFERING FEES AND EXPENSES. FOR FUND PERFORMANCE CALCULATIONS AND A DESCRIPTION OF THE INDEX CITED ON THIS PAGE, PLEASE SEE THE INSIDE FRONT COVER.

                               AIM BLUE CHIP FUND

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                     MARKET
                                     SHARES          VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-92.79%

AIRLINES-0.25%

Delta Air Lines, Inc.                  350,000   $   16,537,500
===============================================================
BANKS (MAJOR REGIONAL)-1.34%
Fifth Third Bancorp                    825,000       42,384,375
---------------------------------------------------------------
State Street Corp.                     375,000       46,777,500
===============================================================
                                                     89,161,875
===============================================================

BANKS (MONEY CENTER)-1.32%

Chase Manhattan Corp. (The)          1,925,000       87,587,500
===============================================================

BEVERAGES (NON-ALCOHOLIC)-0.41%

Coca-Cola Co. (The)                    450,000       27,168,750
===============================================================

BIOTECHNOLOGY-1.64%

Amgen Inc.(a)                        1,875,000      108,632,812
===============================================================

BROADCASTING (TELEVISION, RADIO &
  CABLE)-1.40%

AT&T Corp.-Liberty Media
  Corp.-Class A                      3,000,000       54,000,000
---------------------------------------------------------------
Comcast Corp.-Class A(a)               950,000       38,712,500
===============================================================
                                                     92,712,500
===============================================================

CHEMICALS-0.83%

Air Products & Chemicals, Inc.         800,000       29,850,000
---------------------------------------------------------------
Du Pont (E.I.) de Nemours & Co.        550,000       24,956,250
===============================================================
                                                     54,806,250
===============================================================

COMMUNICATIONS EQUIPMENT-5.94%

ADC Telecommunications, Inc.(a)      1,150,000       24,581,250
---------------------------------------------------------------
Comverse Technology, Inc.(a)           470,000       52,522,500
---------------------------------------------------------------
JDS Uniphase Corp.(a)                1,200,000       97,650,000
---------------------------------------------------------------
Nokia Oyj-ADR (Finland)              1,500,000       64,125,000
---------------------------------------------------------------
Nortel Networks Corp. (Canada)       3,400,000      154,700,000
===============================================================
                                                    393,578,750
===============================================================

COMPUTERS (HARDWARE)-3.98%

Gateway, Inc.(a)                       550,000       28,385,500
---------------------------------------------------------------
International Business Machines
  Corp.                                475,000       46,787,500
---------------------------------------------------------------
Sun Microsystems, Inc.(a)            1,700,000      188,487,500
===============================================================
                                                    263,660,500
===============================================================

COMPUTERS (NETWORKING)-3.70%

Cisco Systems, Inc.(a)               4,550,000      245,131,250
===============================================================

COMPUTERS (PERIPHERALS)-2.95%

EMC Corp.(a)                         2,200,000      195,937,500
===============================================================

COMPUTERS (SOFTWARE &
  SERVICES)-7.75%

America Online, Inc.(a)              1,125,000       56,733,750
---------------------------------------------------------------
Microsoft Corp.(a)                   2,000,000      137,750,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

Oracle Corp.(a)                      4,200,000   $  138,600,000
---------------------------------------------------------------
VERITAS Software Corp.(a)            1,100,000      155,117,187
---------------------------------------------------------------
Yahoo! Inc.(a)                         435,000       25,501,875
===============================================================
                                                    513,702,812
===============================================================

ELECTRIC COMPANIES-0.72%

Duke Power Co.                         362,500       31,333,594
---------------------------------------------------------------
Edison International                   700,000       16,712,500
===============================================================
                                                     48,046,094
===============================================================

ELECTRICAL EQUIPMENT-6.62%

General Electric Co.                 6,341,400      347,587,987
---------------------------------------------------------------
Sanmina Corp.(a)                       800,000       91,450,000
===============================================================
                                                    439,037,987
===============================================================

ELECTRONICS
  (SEMICONDUCTORS)-3.01%

Intel Corp.                          1,250,000       56,250,000
---------------------------------------------------------------
PMC-Sierra, Inc. (Canada)(a)           185,000       31,357,500
---------------------------------------------------------------
Texas Instruments Inc.                 700,000       34,343,750
---------------------------------------------------------------
Xilinx, Inc.(a)                      1,075,000       77,870,312
===============================================================
                                                    199,821,562
===============================================================

ENTERTAINMENT-2.23%

Time Warner Inc.                     1,050,000       79,705,500
---------------------------------------------------------------
Viacom Inc.-Class B(a)               1,200,000       68,250,000
===============================================================
                                                    147,955,500
===============================================================

EQUIPMENT (SEMICONDUCTOR)-0.60%

Applied Materials, Inc.(a)             750,000       39,843,750
===============================================================

FINANCIAL (DIVERSIFIED)-6.02%

American Express Co.                 1,575,000       94,500,000
---------------------------------------------------------------
Citigroup Inc.                       3,150,000      165,768,750
---------------------------------------------------------------
Fannie Mae                           1,100,000       84,700,000
---------------------------------------------------------------
Freddie Mac                            900,000       54,000,000
===============================================================
                                                    398,968,750
===============================================================

HEALTH CARE (DIVERSIFIED)-1.27%

American Home Products Corp.           675,000       42,862,500
---------------------------------------------------------------
Johnson & Johnson                      450,000       41,456,250
===============================================================
                                                     84,318,750
===============================================================

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-9.16%

Allergan, Inc.                       1,200,000      100,875,000
---------------------------------------------------------------
Merck & Co., Inc.                      800,000       71,950,000
---------------------------------------------------------------
Pfizer Inc.                          5,450,000      235,371,875
---------------------------------------------------------------
Pharmacia Corp.                      2,025,000      111,375,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-(CONTINUED)

Schering-Plough Corp.                1,700,000   $   87,868,750
===============================================================
                                                    607,440,625
===============================================================

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-2.24%

Medtronic, Inc.                      1,975,000      107,267,187
---------------------------------------------------------------
PE Corp-PE Biosystems Group            350,000       40,950,000
===============================================================
                                                    148,217,187
===============================================================

HOUSEHOLD PRODUCTS (NON-DURABLES)-0.66%

Colgate-Palmolive Co.                  750,000       44,070,000
===============================================================

INSURANCE (MULTI-LINE)-2.66%

American International Group,
  Inc.                               1,800,000      176,400,000
===============================================================

INVESTMENT
  BANKING/BROKERAGE-2.99%

Merrill Lynch & Co., Inc.            1,000,000       70,000,000
---------------------------------------------------------------
Morgan Stanley Dean Witter & Co.     1,600,000      128,500,000
===============================================================
                                                    198,500,000
===============================================================

MANUFACTURING (DIVERSIFIED)-4.01%

Tyco International Ltd. (Bermuda)    3,700,000      209,743,750
---------------------------------------------------------------
United Technologies Corp.              800,000       55,850,000
===============================================================
                                                    265,593,750
===============================================================

NATURAL GAS-1.70%

El Paso Energy Corp.                   650,000       40,746,875
---------------------------------------------------------------
Enron Corp.                            875,000       71,804,688
===============================================================
                                                    112,551,563
===============================================================

OIL & GAS (DRILLING & EQUIPMENT)-1.15%

Halliburton Co.                        875,000       32,429,688
---------------------------------------------------------------
Schlumberger Ltd.                      575,000       43,771,875
===============================================================
                                                     76,201,563
===============================================================

OIL (INTERNATIONAL
  INTEGRATED)-2.95%

Exxon Mobil Corp.                    1,825,000      162,767,188
---------------------------------------------------------------
Royal Dutch Petroleum Co.-ADR-New
  York Shares (Netherlands)            550,000       32,656,250
===============================================================
                                                    195,423,438
===============================================================

PAPER & FOREST PRODUCTS-0.29%

Bowater Inc.                           350,000       18,943,750
===============================================================

POWER PRODUCERS
  (INDEPENDENT)-0.42%

Calpine Corp.(a)                       355,000       28,022,813
===============================================================

                                                     MARKET
                                     SHARES          VALUE

RAILROADS-0.28%

Canadian National Railway Co.
  (Canada)                             600,000   $   18,900,000
===============================================================

RETAIL (BUILDING SUPPLIES)-1.62%

Home Depot, Inc. (The)               2,500,000      107,500,000
===============================================================

RETAIL (FOOD CHAINS)-1.18%

Safeway Inc.(a)                      1,425,000       77,929,688
===============================================================

RETAIL (GENERAL
  MERCHANDISE)-3.19%

Costco Wholesale Corp.(a)            1,300,000       47,612,500
---------------------------------------------------------------
Target Corp.                         2,200,000       60,775,000
---------------------------------------------------------------
Wal-Mart Stores, Inc.                2,275,000      103,228,125
===============================================================
                                                    211,615,625
===============================================================

SERVICES
  (ADVERTISING/MARKETING)-0.65%

Interpublic Group of Companies,
  Inc. (The)                         1,000,000       42,937,500
===============================================================

SERVICES (DATA PROCESSING)-1.71%

First Data Corp.                     1,325,000       66,415,625
---------------------------------------------------------------
Fiserv, Inc.(a)                        900,000       47,193,750
===============================================================
                                                    113,609,375
===============================================================

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-1.16%

Vodafone Airtouch PLC-ADR (United
  Kingdom)                           1,800,000       76,612,500
===============================================================

TELECOMMUNICATIONS (LONG
  DISTANCE)-0.45%

WorldCom, Inc.(a)                    1,250,000       29,687,500
===============================================================

TELEPHONE-2.34%

BellSouth Corp.                        700,000       33,818,750
---------------------------------------------------------------
SBC Communications Inc.              2,100,000      121,143,750
===============================================================
                                                    154,962,500
===============================================================
    Total Common Stocks & Other
      Equity Interests (Cost
      $4,395,745,182)                             6,151,729,769
===============================================================

MONEY MARKET FUNDS-6.81%

STIC Liquid Assets Portfolio(b)    225,743,493      225,743,493
---------------------------------------------------------------
STIC Prime Portfolio(b)            225,743,493      225,743,493
===============================================================
    Total Money Market Funds
      (Cost $451,486,986)                           451,486,986
===============================================================
TOTAL INVESTMENTS-99.60% (Cost
  $4,847,232,168)                                 6,603,216,755
===============================================================
OTHER ASSETS LESS
  LIABILITIES-0.40%                                  26,572,233
===============================================================
NET ASSETS-100.00%                               $6,629,788,988
_______________________________________________________________
===============================================================

Investment Abbreviation:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)Non-income producing security.
(b)The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

ASSETS:

Investments, at market value (cost
  $4,847,232,168)                              $6,603,216,755
-------------------------------------------------------------
Receivables for:
  Investments sold                                 35,680,271
-------------------------------------------------------------
  Fund shares sold                                 29,699,243
-------------------------------------------------------------
  Dividends and interest                            3,794,604
-------------------------------------------------------------
Collateral for securities loaned                  175,209,900
-------------------------------------------------------------
Investment for deferred compensation plan              43,677
=============================================================
    Total assets                                6,847,644,450
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            26,918,854
-------------------------------------------------------------
  Collateral upon return of securities loaned     175,209,900
-------------------------------------------------------------
  Fund shares reacquired                            6,601,695
-------------------------------------------------------------
  Deferred compensation plan                           43,677
-------------------------------------------------------------
Accrued advisory fees                               3,412,139
-------------------------------------------------------------
Accrued administrative services fees                   25,814
-------------------------------------------------------------
Accrued distribution fees                           4,231,844
-------------------------------------------------------------
Accrued trustees' fees                                  1,462
-------------------------------------------------------------
Accrued transfer agent fees                         1,155,715
-------------------------------------------------------------
Accrued operating expenses                            254,362
=============================================================
    Total liabilities                             217,855,462
_____________________________________________________________
=============================================================
Net assets applicable to shares outstanding    $6,629,788,988
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $3,163,453,384
_____________________________________________________________
=============================================================
Class B                                        $2,746,149,137
_____________________________________________________________
=============================================================
Class C                                        $  720,186,467
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           182,934,983
_____________________________________________________________
=============================================================
Class B                                           162,812,031
_____________________________________________________________
=============================================================
Class C                                            42,703,660
_____________________________________________________________
=============================================================
Class A:
  Net asset value and redemption price per
    share                                      $        17.29
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $17.29 divided by
      94.50%)                                  $        18.30
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        16.87
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        16.86
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $313,610)                                    $  33,420,380
------------------------------------------------------------
Dividends from affiliated money market funds      17,441,323
------------------------------------------------------------
Interest                                             203,770
------------------------------------------------------------
Security lending income                               73,892
============================================================
    Total investment income                       51,139,365
============================================================

EXPENSES:

Advisory fees                                     36,923,601
------------------------------------------------------------
Administrative services fees                         280,996
------------------------------------------------------------
Custodian fees                                       370,411
------------------------------------------------------------
Distribution fees -- Class A                       9,983,123
------------------------------------------------------------
Distribution fees -- Class B                      24,298,215
------------------------------------------------------------
Distribution fees -- Class C                       5,556,340
------------------------------------------------------------
Transfer agent fees -- Class A                     4,370,413
------------------------------------------------------------
Transfer agent fees -- Class B                     4,794,034
------------------------------------------------------------
Transfer agent fees -- Class C                     1,096,265
------------------------------------------------------------
Trustees' fees                                        18,457
------------------------------------------------------------
Other                                              2,515,283
============================================================
    Total expenses                                90,207,138
============================================================
Less: Fees waived                                    (70,387)
------------------------------------------------------------
   Expenses paid indirectly                         (100,040)
============================================================
    Net expenses                                  90,036,711
============================================================
Net investment income (loss)                     (38,897,346)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES CONTRACTS AND OPTION CONTRACTS

Net realized gain (loss) from:
  Investment securities                         (180,875,648)
------------------------------------------------------------
  Foreign currencies                                (302,282)
------------------------------------------------------------
  Futures contracts                                 (959,165)
------------------------------------------------------------
  Option contracts written                       (10,334,450)
============================================================
                                                (192,471,545)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          712,308,699
------------------------------------------------------------
  Foreign currencies                                 (11,728)
------------------------------------------------------------
  Futures contracts                               (1,817,529)
------------------------------------------------------------
  Option contracts written                         3,165,156
============================================================
                                                 713,644,598
============================================================
  Net gain from investment securities,
    foreign currencies, futures contracts and
    option contracts                             521,173,053
============================================================
Net increase in net assets resulting from
  operations                                   $ 482,275,707
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2000 and 1999

                                                                   2000              1999
                                                              --------------    --------------
OPERATIONS:

  Net investment income (loss)                                $  (38,897,346)   $  (10,379,871)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                   (192,471,545)      (35,834,384)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, futures contracts and
    option contracts                                             713,644,598       756,524,720
==============================================================================================
    Net increase in net assets resulting from operations         482,275,707       710,310,465
==============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                 --          (776,772)
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                                 --        (3,128,249)
----------------------------------------------------------------------------------------------
  Class B                                                                 --        (2,256,383)
----------------------------------------------------------------------------------------------
  Class C                                                                 --          (293,473)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        608,764,340       830,315,460
----------------------------------------------------------------------------------------------
  Class B                                                        660,832,200       866,521,395
----------------------------------------------------------------------------------------------
  Class C                                                        337,243,562       220,917,321
==============================================================================================
    Net increase in net assets                                 2,089,115,809     2,621,609,764
==============================================================================================

NET ASSETS:

  Beginning of year                                            4,540,673,179     1,919,063,415
==============================================================================================
  End of year                                                 $6,629,788,988    $4,540,673,179
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $5,107,761,635    $3,540,120,284
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (106,761)          (97,169)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures contracts and
    option contracts                                            (233,836,669)      (41,676,121)
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures contracts and option contracts         1,755,970,783     1,042,326,185
==============================================================================================
                                                              $6,629,788,988    $4,540,673,179
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Blue Chip Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. Prior to June 17, 2000, the Fund was organized as a series portfolio of AIM Equity Funds, Inc. At a meeting held on February 3, 2000, the Board of Directors of AIM Equity Funds, Inc. approved an Agreement and Plan of Reorganization (the "Reorganization") which reorganized the Fund as a series portfolio of the Trust. Shareholders of the Fund approved the Reorganization at a meeting held on June 16, 2000. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital with a secondary objective of current income.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2000, undistributed net investment income was increased by $38,887,754, undistributed net realized gains increased by $310,997 and paid in capital decreased by $39,198,751 as a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The Fund has a capital loss carryforward of $224,125,606 as of October 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2008.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
I. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. During the year ended October 31, 2000, AIM waived fees of $70,387.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2000, AIM was paid $280,996 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2000, AFS was paid $5,597,222 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $9,983,123, $24,298,215 and $5,556,340, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $2,876,209 from sales of the Class A shares of the Fund during the year ended October 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2000, AIM Distributors received $197,230 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2000, the Fund paid legal fees of $12,798 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $78,129 and reductions in custodian fees of $21,911 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $100,040.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities.
  At October 31, 2000, securities with an aggregate value of $170,706,450 were on loan to brokers. The loans were secured by cash collateral of $175,209,900 received by the Fund. For the year ended October 31, 2000, the Fund received fees of $73,892 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2000 was $2,695,331,056 and $1,214,890,041, respectively.
The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $1,874,199,000
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (127,925,379)
==========================================================
Net unrealized appreciation of investment
  securities                                $1,746,273,621
__________________________________________________________
==========================================================
Cost of investments for tax purposes is $4,856,943,134.

NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2000 are summarized as follows:

                                    CALL OPTION CONTRACTS
                                    ----------------------
                                    NUMBER OF    PREMIUMS
                                    CONTRACTS    RECEIVED
                                    ---------   ----------
Beginning of year                     4,858     $5,063,081
----------------------------------------------------------
Closed                               (4,858)    (5,063,081)
==========================================================
End of year                              --     $       --
__________________________________________________________
==========================================================

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2000 and 1999 were as follows:

                                                                          2000                             1999
                                                              -----------------------------    -----------------------------
                                                                SHARES           AMOUNT          SHARES           AMOUNT
                                                              -----------    --------------    -----------    --------------
Sold:
  Class A                                                     148,715,420    $1,263,107,272     31,555,257    $1,348,329,456
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                     129,401,524       992,150,930     24,939,694     1,053,306,393
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      37,286,271       429,625,653      6,902,119       292,602,692
----------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                              --                --         93,903         3,711,997
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --                --         54,813         2,141,056
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --                --          7,197           281,069
----------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (15,253,996)     (654,342,932)   (12,216,671)     (521,725,993)
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (8,016,409)     (331,318,730)    (4,443,246)     (188,926,054)
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,250,850)      (92,382,091)    (1,692,129)      (71,966,440)
============================================================================================================================
                                                              289,881,960    $1,606,840,102     45,200,937    $1,917,754,176
____________________________________________________________________________________________________________________________
============================================================================================================================

NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                               CLASS A(a)
                                        -----------------------------------------------------------------------------------------
                                                      YEAR ENDED OCTOBER 31,                  OCTOBER 1, 1996 TO     YEAR ENDED
                                        --------------------------------------------------       OCTOBER 31,        SEPTEMBER 30,
                                           2000          1999        1998(b)      1997(b)            1996               1996
                                        ----------    ----------    ----------    --------    ------------------    -------------
Net asset value, beginning of period    $    15.49    $    12.05    $    10.32    $   8.69         $   8.52           $   7.94
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (0.05)         0.01          0.04        0.06               --               0.11
---------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both
    realized and unrealized)                  1.85          3.47          1.92        2.31             0.17               1.54
=================================================================================================================================
    Total from investment operations          1.80          3.48          1.96        2.37             0.17               1.65
=================================================================================================================================
Less distributions:
  Dividends from net investment income          --         (0.01)        (0.02)      (0.02)              --              (0.07)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
    gains                                       --         (0.03)        (0.21)      (0.72)              --              (1.00)
=================================================================================================================================
    Total distributions                         --         (0.04)        (0.23)      (0.74)              --              (1.07)
=================================================================================================================================
Net asset value, end of period          $    17.29    $    15.49    $    12.05    $  10.32         $   8.69           $   8.52
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                              11.60%        29.01%        19.36%      29.68%            2.04%             22.39%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                              $3,163,453    $2,299,551    $1,085,648    $498,178         $120,448           $106,415
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers                            1.19%(d)       1.19%        1.22%       1.31%            1.30%(e)           1.26%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                         1.19%(d)       1.19%        1.22%       1.32%            1.37%(e)           1.26%
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                      (0.31)%(d)       0.03%       0.33%       0.50%            0.12%(e)           0.53%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                         22%           22%           27%         43%              10%                58%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend, on September 8, 2000.
(b) Calculated using average shares outstanding.
(c) Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are based on average daily net assets of $2,852,320,679.
(e) Annualized.

                                                                                       CLASS B(a)
                                                       --------------------------------------------------------------------------
                                                                                                              OCTOBER 1, 1996
                                                                    YEAR ENDED OCTOBER 31,                 (DATE SALES COMMENCED)
                                                       ------------------------------------------------        TO OCTOBER 31,
                                                        2000(b)       1999(b)        1998      1997(b)              1996
                                                       ----------    ----------    --------    --------    ----------------------
Net asset value, beginning of period                   $    15.22    $    11.91    $  10.25    $   8.69            $ 8.52
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              (0.17)        (0.10)      (0.04)      (0.01)               --
---------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and
    unrealized)                                              1.82          3.44        1.91        2.30              0.17
=================================================================================================================================
    Total from investment operations                         1.65          3.34        1.87        2.29              0.17
=================================================================================================================================
Less distributions:
  Dividends from net investment income                         --            --          --       (0.01)               --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        --         (0.03)      (0.21)      (0.72)               --
=================================================================================================================================
    Total distributions                                        --         (0.03)      (0.21)      (0.73)               --
=================================================================================================================================
Net asset value, end of period                         $    16.87    $    15.22    $  11.91    $  10.25            $ 8.69
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                             10.87%        28.08%      18.52%      28.81%             2.00%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $2,746,149    $1,891,171    $745,862    $264,337            $8,101
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                           1.88%(d)       1.91%      1.94%       2.10%             2.01%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                        1.88%(d)       1.91%      1.94%       2.12%             2.08%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                    (1.00)%(d)      (0.68)%    (0.38)%    (0.28)%           (0.58)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                        22%           22%         27%         43%               10%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend, on September 8, 2000.
(b)Calculated using average shares outstanding.
(c)Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)Ratios are based on average daily net assets of $2,429,821,489.
(e)Annualized.

                                                                                     CLASS C(a)
                                                              ---------------------------------------------------------
                                                                                                     AUGUST 4, 1997
                                                                  YEAR ENDED OCTOBER 31,         (DATE SALES COMMENCED)
                                                              -------------------------------        TO OCTOBER 31,
                                                              2000(b)     1999(b)     1998(b)           1997(b)
                                                              --------    --------    -------    ----------------------
Net asset value, beginning of period                          $  15.21    $  11.91    $10.25             $10.57
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.17)      (0.10)    (0.04)                --
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.82        3.43      1.91              (0.32)
=======================================================================================================================
    Total from investment operations                              1.65        3.33      1.87              (0.32)
=======================================================================================================================
Less distributions:
  Distributions from net realized gains                             --       (0.03)    (0.21)                --
=======================================================================================================================
Net asset value, end of period                                $  16.86    $  15.21    $11.91             $10.25
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(c)                                                  10.82%      28.09%    18.52%             (3.06)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $720,186    $349,951    $87,554            $3,947
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.88%(d)     1.90%    1.94%              2.10%(e)
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.88%(d)     1.90%    1.94%              2.12%(e)
=======================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.00)%(d)    (0.68)%  (0.38)%           (0.28)%(e)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                             22%         22%       27%                43%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend, on September 8, 2000.
(b) Calculated using average shares outstanding.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are based on average daily net assets of $555,634,002.
(e) Annualized.

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Trustees
                       AIM Equity Funds:

                       We have audited the accompanying statements of assets and liabilities of AIM Blue Chip Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the periods in the four-year period then ended, the one month period ended October 31, 1996, and the year ended September 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Blue Chip Fund as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended, the one-month period ended October 31, 1996, and the year ended September 30, 1996 in conformity with accounting principles generally accepted in the United States of America.

                       KPMG LLP

                       December 6, 2000
                       Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Blue Chip Fund (the "Fund"), a portfolio of AIM Equity Funds, Inc., a Maryland corporation (the "Company"), reorganized as AIM Equity Funds, a Delaware business trust (the "trust"), was held on May 3, 2000. The meeting was held for the following purposes:

(1)* To elect the following Directors: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)* To approve an Agreement and Plan of Reorganization which provides for the reorganization of the company as a Delaware business trust.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4)  To approve changing the fundamental investment restrictions of the Fund.

(5) To approve changing the investment objective of the Fund so that it is non-fundamental.

(6) To ratify the selection of KPMG LLP as independent accountants of the Fund for the fiscal year ending in 2000.

    The results of the voting on the above matters were as follows:

                                                                                      VOTES       WITHHELD/
        DIRECTORS/MATTER                                               VOTES FOR     AGAINST     ABSTENTIONS
        ----------------                                              -----------   ----------   -----------
(1)*    Charles T. Bauer............................................  880,499,527          N/A    21,899,315
        Bruce L. Crockett...........................................  880,943,079          N/A    21,455,763
        Owen Daly II................................................  880,468,204          N/A    21,930,638
        Edward K. Dunn, Jr. ........................................  880,922,500          N/A    21,476,342
        Jack M. Fields..............................................  880,960,800          N/A    21,438,042
        Carl Frischling.............................................  880,836,332          N/A    21,562,510
        Robert H. Graham............................................  880,965,547          N/A    21,433,295
        Prema Mathai-Davis..........................................  880,635,296          N/A    21,763,546
        Lewis F. Pennock............................................  880,899,481          N/A    21,499,361
        Louis S. Sklar..............................................  880,825,241          N/A    21,573,601
(2)*    Adjournment of approval of an Agreement and Plan of
        Reorganization which provides for the reorganization of AIM
        Equity Funds, Inc. as a Delaware business trust.............  610,634,359   17,637,580   274,126,903**
(3)     Adjournment of approval of a new Master Investment Advisory
        Agreement with A I M Advisors, Inc..........................   35,936,451      984,206    16,913,977**
(4)(a)  Adjournment of approval of changing or adding the
        Fundamental Restriction on Issuer Diversification...........   35,430,549    1,258,476    17,145,609**
(4)(b)  Adjournment of approval of changing the Fundamental
        Restriction on Borrowing Money and Issuing Senior
        Securities..................................................   35,173,284    1,503,820    17,157,530**
(4)(c)  Adjournment of approval of changing the Fundamental
        Restriction on Underwriting Securities......................   35,300,651    1,367,133    17,166,850**
(4)(d)  Adjournment of approval of changing the Fundamental
        Restriction on Industry Concentration.......................   35,367,402    1,321,404    17,145,828**
(4)(e)  Adjournment of approval of changing the Fundamental
        Restriction on Purchasing or Selling Real Estate............   35,206,590    1,502,415    17,125,629**
(4)(f)  Adjournment of approval of changing the Fundamental
        Restriction on Purchasing or Selling Commodities............   35,070,780    1,617,039    17,146,815**
(4)(g)  Adjournment of approval of changing the Fundamental
        Restriction on Making Loans.................................   35,033,916    1,657,296    17,143,422**
(4)(h)  Adjournment of approval of a new Fundamental Investment
        Restriction on Investing all of the Fund's Assets in an
        Open-End Fund...............................................   35,210,923    1,440,106    17,183,605**
(4)(i)  Adjournment of approval of the Elimination of the
        Fundamental Restriction on Margin Transactions..............   34,643,270    1,990,249    17,201,115**
(4)(j)  Adjournment of approval of the Elimination of Fundamental
        Restriction on Short Sales of Securities....................   34,820,376    1,848,047    17,166,211**
(5)     Adjournment of approval of changing the Investment Objective
        so that it is Non-Fundamental...............................   34,615,646    2,135,159    17,083,829**
(6)     Ratification of the selection of KPMG LLP as Independent
        Accountants of the Fund.....................................   51,298,680      473,215     2,062,739

     The Special Meeting of Shareholders of the Company was reconvened on May 31, 2000. The following matters were then considered:

                                                                                      VOTES       WITHHELD/
        MATTER                                                         VOTES FOR     AGAINST     ABSTENTIONS
        ------                                                        -----------   ----------   -----------

(2)*    Adjournment of approval of an Agreement and Plan of
        Reorganization which provides for the reorganization of AIM
        Equity Funds, Inc. as a Delaware business trust.............  771,237,475   25,045,711   214,550,642**
(3)     Approval of a new Master Investment Advisory Agreement with
        A I M Advisors, Inc.........................................   46,153,445    1,210,832    15,256,915**
(4)(a)  Approval of changing the Fundamental Restriction on Issuer
        Diversification.............................................   45,338,448    1,615,979    15,666,765**
(4)(b)  Approval of changing the Fundamental Restriction on
        Borrowing Money and Issuing Senior Securities...............   45,039,208    1,874,063    15,707,921**
(4)(c)  Approval of changing the Fundamental Restriction on
        Underwriting Securities.....................................   45,201,107    1,731,636    15,688,449**
(4)(d)  Approval of changing the Fundamental Restriction on Industry
        Concentration...............................................   45,280,043    1,656,097    15,685,052**
(4)(e)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Real Estate...........................   45,052,318    1,889,303    15,679,571**
(4)(f)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Commodities...........................   44,925,195    2,004,745    15,691,252**
(4)(g)  Approval of changing the Fundamental Restriction on Making
        Loans.......................................................   44,885,518    2,049,332    15,686,342**
(4)(h)  Approval of a new Fundamental Investment Restriction on
        Investing all of the Fund's assets in an Open-End Fund......   45,110,880    1,774,086    15,736,226**
(4)(i)  Approval of the Elimination of the Fundamental Restriction
        on Margin Transactions......................................   44,364,534    2,487,563    15,769,095**
(4)(j)  Approval of the Elimination of Fundamental Restriction on
        Short Sales of Securities...................................   44,583,176    2,318,367    15,719,649**
(5)     Approval of Changing the Investment Objective so that it is
        Non-Fundamental.............................................   44,341,718    2,628,563    15,650,911**

     The Special Meeting of Shareholders of the Company was reconvened on June 16, 2000. The following matter was then considered:

                                                                                      VOTES       WITHHELD/
        MATTER                                                         VOTES FOR     AGAINST     ABSTENTIONS
        ------                                                        -----------   ----------   -----------
(2)*    Approval of an Agreement and Plan of Reorganization which
        provides for the reorganization of AIM Equity Funds, Inc. as
        a Delaware business trust...................................  824,680,935   26,389,312   203,059,248**

---------------

* Proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Equity Funds, Inc.
** Includes Broker Non-Votes

---------------

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and trustee of the Trust and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include choosing investment advisors for your fund; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

  Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.

  Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                                     OFFICERS                                 OFFICE OF THE FUND
Robert H. Graham                                      Robert H. Graham                         11 Greenway Plaza
Chairman, President and Chief Executive Officer       Chairman and President                   Suite 100
A I M Management Group Inc.                                                                    Houston, TX 77046
                                                      Carol F. Relihan
Bruce L. Crockett                                     Senior Vice President and Secretary      INVESTMENT ADVISOR
Director
ACE Limited;                                          Gary T. Crum                             A I M Advisors, Inc.
Formerly Director, President, and                     Senior Vice President                    11 Greenway Plaza
Chief Executive Officer                                                                        Suite 100
COMSAT Corporation                                    Edgar M. Larsen                          Houston, TX 77046
                                                      Vice President
Owen Daly II                                                                                   TRANSFER AGENT
Formerly Director                                     Dana R. Sutton
Cortland Trust Inc.                                   Vice President and Treasurer             A I M Fund Services, Inc.
                                                                                               P.O. Box 4739
Albert R. Dowden                                      Melville B. Cox                          Houston, TX 77210-4739
Chairman of the Board of Directors,                   Vice President
The Cortland Trust and DHJ Media, Inc.; and                                                    CUSTODIAN
Director, Magellan Insurance Company,                 Mary J. Benson
Formerly Director, President and                      Assistant Vice President and             State Street Bank and Trust Company
Chief Executive Officer,                              Assistant Treasurer                      225 Franklin Street
Volvo Group North America, Inc.; and                                                           Boston, MA 02110
Senior Vice President, AB Volvo                       Sheri Morris
                                                      Assistant Vice President and             COUNSEL TO THE FUND
Edward K. Dunn Jr.                                    Assistant Treasurer
Chairman, Mercantile Mortgage Corp.;                                                           Ballard Spahr
Formerly Vice Chairman and President,                 Jim A. Coppedge                          Andrews & Ingersoll, LLP
Mercantile-Safe Deposit & Trust Co.; and              Assistant Secretary                      1735 Market Street
President, Mercantile Bankshares                                                               Philadelphia, PA 19103
                                                      Renee A. Friedli
Jack Fields                                           Assistant Secretary                      COUNSEL TO THE TRUSTEES
Chief Executive Officer
Twenty First Century, Inc.;                           P. Michelle Grace                        Kramer, Levin, Naftalis & Frankel LLP
Formerly Member                                       Assistant Secretary                      919 Third Avenue
of the U.S. House of Representatives                                                           New York, NY 10022
                                                      Nancy L. Martin
Carl Frischling                                       Assistant Secretary                      DISTRIBUTOR
Partner
Kramer, Levin, Naftalis & Frankel LLP                 Ofelia M. Mayo                           A I M Distributors, Inc.
                                                      Assistant Secretary                      11 Greenway Plaza
Prema Mathai-Davis                                                                             Suite 100
Formerly Chief Executive Officer,                     Lisa A. Moss                             Houston, TX 77046
YWCA of the U.S.A.                                    Assistant Secretary
                                                                                               AUDITORS
Lewis F. Pennock                                      Kathleen J. Pflueger
Partner                                               Assistant Secretary                      KPMG LLP
Pennock & Cooper                                                                               700 Louisiana
                                                                                               Houston, TX 77002
Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2000, 0% is eligible for the dividends received deduction for corporations.

                THE AIM FAMILY OF FUNDS--Registered Trademark--

                            EQUITY FUNDS                                              A I M Management Group Inc. has provided
                                                                                      leadership in the mutual fund industry
DOMESTIC EQUITY FUNDS                   INTERNATIONAL/GLOBAL EQUITY FUNDS             since 1976 and managed approximately
                                                                                      $183 billion in assets for more than
        MORE AGGRESSIVE                            MORE AGGRESSIVE                    eight million shareholders, including
                                                                                      individual investors, corporate clients
AIM Small Cap Opportunities(1)          AIM Latin American Growth                     and financial institutions, as of
AIM Mid Cap Opportunities(2)            AIM Developing Markets                        September 30, 2000.
AIM Large Cap Opportunities(3)          AIM European Small Company                        The AIM Family of Funds--Registered
AIM Emerging Growth                     AIM Asian Growth                              Trademark-- is distributed nationwide,
AIM Small Cap Growth(4)                 AIM Japan Growth                              and AIM today is the eighth-largest
AIM Aggressive Growth                   AIM International Emerging Growth             mutual fund complex in the United States
AIM Mid Cap Growth                      AIM European Development                      in assets under management, according to
AIM Small Cap Equity                    AIM Euroland Growth                           Strategic Insight, an independent mutual
AIM Capital Development                 AIM Global Aggressive Growth                  fund monitor.
AIM Constellation                       AIM International Equity                          AIM is a subsidiary of AMVESCAP PLC,
AIM Dent Demographic Trends             AIM Advisor International Value               one of the world's largest independent
AIM Select Growth                       AIM Global Trends                             financial services companies with $414
AIM Large Cap Growth                    AIM Global Growth                             billion in assets under management as of
AIM Weingarten                                                                        September 30, 2000.
AIM Mid Cap Equity                               MORE CONSERVATIVE
AIM Value II
AIM Charter                             SECTOR EQUITY FUNDS
AIM Value
AIM Blue Chip                                      MORE AGGRESSIVE
AIM Basic Value
AIM Large Cap Basic Value               AIM New Technology
AIM Balanced                            AIM Global Telecommunications and Technology
AIM Advisor Flex                        AIM Global Resources
                                        AIM Global Financial Services
     MORE CONSERVATIVE                  AIM Global Health Care
                                        AIM Global Consumer Products and Services
                                        AIM Global Infrastructure
                                        AIM Advisor Real Estate
                                        AIM Global Utilities

                                                  MORE CONSERVATIVE

                           FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS              TAX-FREE FIXED-INCOME FUNDS

        MORE AGGRESSIVE                            MORE AGGRESSIVE

AIM Strategic Income                    AIM High Income Municipal
AIM High Yield II                       AIM Tax-Exempt Bond of Connecticut
AIM High Yield                          AIM Municipal Bond
AIM Income                              AIM Tax-Free Intermediate
AIM Global Income                       AIM Tax-Exempt Cash
AIM Floating Rate(5)
AIM Intermediate Government                       MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE

The AIM Risk Spectrum illustrates equity and fixed-income funds from more aggressive to more conservative. When assessing the degree of risk, three factors were considered: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000. (3) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.

    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus. If used as sales material after Jan. 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPEARS HERE]                               [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

A I M Distributors, Inc.                                                BCH-AR-1